EXHIBIT 99.1
PRESS RELEASE

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE
Contact:
Investor Relations
804.289.9709

Brink’s Reports First-Quarter Results
Non-GAAP EPS $.43 vs $.38
GAAP EPS Loss ($1.19) vs $.06 Includes Asset Write-Down in Venezuela ($1.51)
2013 Results Include Belgium Theft Loss ($.24)
Full-Year Guidance Reduced Due to March 24th Devaluation in Venezuela

RICHMOND, Va., April 24, 2014 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, today reported first-quarter earnings.

First-Quarter Highlights
GAAP:
•	Total revenue up 4% (11% organic), EPS loss ($1.19) vs $.06
•	$122 million write-down ($1.51 per share) of net monetary assets in Venezuela due to currency devaluation (excluded from Non-GAAP results)
•	$55 million segment loss vs $34 million profit due to asset write-down in Venezuela
•	2013 results include Belgium theft loss ($19 million pre-tax)
•	Latin America loss of $75 million vs profit of $23 million due to asset write-down in Venezuela
•	EMEA profit $15 million vs $9 million
•	North America $1 million profit vs $2 million loss
•	See page 4 for segment revenue and profit details

Non-GAAP:
•	Total revenue up 4% (11% organic), EPS $.43 vs $.38
•	Segment profit up 37% (61% organic), improvement due to organic profit growth in Venezuela ($18 million) and 2013 Belgium theft loss ($19 million)
•	2013 Belgium theft loss allocated across all regions on a pro rata basis
•	Latin America profit $48 million vs $37 million; results include impact of Venezuela devaluation effective March 24, 2014; 2013 Belgium theft loss $6 million

•	EMEA profit $15 million vs $9 million; 2013 Belgium theft loss $9 million
•	North America profit $2 million vs $1 million; 2013 Belgium theft loss $4 million
•	See page 4 for segment revenue and profit details

Other:
•	Full-year capital expenditures expected to be $175 - $185 million; $25 million reduction to prior guidance due to Venezuela devaluation
•	Non-segment expense up $6 million on a Non-GAAP basis ($1 million on a GAAP basis) due to timing of annual incentive grants ($4 million) and 2013 benefit reversal ($2 million)

Tom Schievelbein, chairman, president and chief executive officer, said: “First-quarter earnings compare favorably to year-ago results due to last year’s Belgium theft loss and strong results in Venezuela prior to the March 24 currency devaluation.  The devaluation eliminates Venezuela’s profit for the remainder of 2014.  As a result, our full-year guidance has been reduced.  We now expect our 2014 segment margin rate to be about 6.5 % with full-year revenue of approximately $3.7 billion.  This revision is due entirely to the March 24 devaluation.  Revenue and margin guidance for the remainder of the business remains intact.”

On April 14, Brink’s announced that it will no longer use Venezuela’s official exchange rate of 6.3 bolivars per U.S. dollar and has adopted the government’s SICAD II floating rate of approximately 50 bolivars per U.S. dollar, which took effect on March 24.

As a result of the devaluation, the company recorded a first-quarter remeasurement charge of $122 million related to the write-down of its bolivar-denominated net monetary assets.

First-quarter 2014 GAAP and Non-GAAP earnings include results from Venezuela for January 1 through March 23 at the official rate (6.3), with the balance of March results reported at the SICAD II rate (approximately 50).  For comparative purposes, the company provided hypothetical quarterly results for 2013 and the first quarter of 2014 with Venezuela results translated at the current SICAD II rate for all periods.

Summary Reconciliation of First-Quarter GAAP to Non-GAAP EPS*
	First Quarter
	2014	2013
GAAP Diluted EPS	$(1.19)	$0.06
Exclude Venezuela net monetary asset remeasurement losses	1.51	0.17
Exclude U.S. retirement plan expenses	0.08	0.17
Exclude employee benefit settlement losses	0.01	-
Exclude gains and losses on acquisitions and dispositions	-	(0.02)
Adjust quarterly tax rate to full-year average rate	0.02	-
Non-GAAP Diluted EPS	$0.43	$0.38

Summary of First-Quarter Results*
	First Quarter
(In millions, except for per share amounts)	2014	2013	% Change

GAAP
Revenues	$992	$951	4%
Segment operating profit(a)	(55)	34	unfav
Non-segment expense	(18)	(17)	6
Operating profit (loss)	(73)	17	unfav
Income (loss) from continuing operations(b)	(58)	3	unfav
Diluted EPS from continuing operations(b)	(1.19)	0.06	unfav

Non-GAAP(c)
Revenues	$992	$951	4%
Segment operating profit(a)	70	51	37
Non-segment expense	(13)	(8)	74
Operating profit	56	43	30
Income from continuing operations(b)	21	19	13
Diluted EPS from continuing operations(b)	0.43	0.38	13

(a)	Segment operating profit is a Non-GAAP measure. Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.
(b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.
(c)
These Non-GAAP results for the first quarter of 2014 reflect Venezuela’s local earnings translated at 6.3 bolivars to the U.S. dollar through March 23, 2014, and at rate of 51 from March 24 to March 31, 2014.  Also see page 13 for Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar for hypothetical historical results had we used a rate of 50 to translate Venezuela’s results for 2013 and the first quarter of 2014.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 14 – 17.  Amounts may not add due to rounding.

Segment Results – GAAP

			Acquisitions /
		Organic	Dispositions	Currency		% Change
(In millions)	1Q '13	Change	(a)	(b)	1Q '14	Total	Organic
Revenues:
Latin America	$413	94	-	(69)	438	6	23
EMEA	278	12	-	8	298	7	4
North America	223	1	-	(4)	220	(1)	-
Asia Pacific	37	1	-	(2)	35	(4)	2
Total	$951	108	-	(67)	992	4	11
Operating profit:
Latin America	$23	23	-	(121)	(75)	unfav	98
EMEA	9	6	-	-	15	72	69
North America	(2)	3	-	-	1	fav	fav
Asia Pacific	4	-	-	-	4	2	5
Segment operating profit	34	32	-	(121)	(55)	unfav	94
Non-segment	(17)	-	(1)	-	(18)	6	(1)
Total	$17	32	(1)	(121)	(73)	unfav	fav

Segment operating margin:
Latin America	5.7%				(17.1%)
EMEA	3.1%				5.0%
North America	(0.9%)				0.5%
Asia Pacific	11.7%				12.5%
Segment operating margin	3.6%				(5.5%)

Segment Results - Non-GAAP*

			Acquisitions /
		Organic	Dispositions	Currency		% Change
(In millions)	1Q '13	Change	(a)	(b)	1Q '14	Total	Organic
Revenues:
Latin America	$413	94	-	(69)	438	6	23
EMEA	278	12	-	8	298	7	4
North America	223	1	-	(4)	220	(1)	-
Asia Pacific	37	1	-	(2)	35	(4)	2
Total	$951	108	-	(67)	992	4	11
Operating profit:
Latin America	$37	24	-	(13)	48	29	64
EMEA	9	6	-	-	15	72	69
North America	1	2	-	-	2	fav	fav
Asia Pacific	4	-	-	-	4	2	5
Segment operating profit	51	31	-	(13)	70	37	61
Non-segment	(8)	(6)	-	-	(13)	74	74
Total	$43	26	-	(13)	56	30	59

Segment operating margin:
Latin America	9.0%				10.9%
EMEA	3.1%				5.0%
North America	0.4%				1.0%
Asia Pacific	11.7%				12.5%
Segment operating margin	5.4%				7.0%

(a)	Includes operating results and gains/losses on acquisitions, sales and exits of businesses.
(b)
The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar denominated net monetary assets recorded under highly inflationary accounting rules related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela is the U.S. dollar under highly inflationary accounting rules.  Remeasurement gains and losses under these rules are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

*Non-GAAP results are reconciled to the applicable GAAP results on pages 14 – 17.  Amounts may not add due to rounding.

Non-Segment Expenses
On a GAAP basis, non-segment expenses increased from $17 million to $18 million due to the timing of annual incentive grants ($4 million), a benefit reversal in 2013 ($2 million), and a 2013 acquisition gain of $1 million offset by lower retirement plan expenses ($6 million).  On a Non-GAAP basis, these expenses increased from $8 million to $13 million due to the timing of annual incentive grants ($4 million) and the 2013 benefit reversal ($2 million).

Capital Expenditures and Capital Leases
Brink’s acquired $26 million of fixed assets in the first quarter of 2014 versus $33 million in the year-ago quarter.  For the full year, the company expects fixed asset acquisitions to total $175 million to $185 million.

Income Taxes
On a GAAP basis, the first-quarter tax expense was $9 million (effective rate of -11%) versus $5 million (effective rate of 45%) in 2013. This year's rate is primarily due to the large nondeductible remeasurement charge resulting from the Venezuela devaluation recorded in the first quarter.  Due to the significant, non-deductible Venezuela remeasurement write-down, the resulting GAAP tax expense is projected to exceed the pre-tax income, resulting in a tax rate in excess of 100%.  Non-GAAP earnings for the first quarter reflect an effective tax rate of 37.5%, which is the midpoint of the estimated Non-GAAP full-year range of 36% to 39%.  Non-GAAP results exclude the aforementioned nondeductible remeasurement charge.

Conference Call
Brink’s will host a conference call on April 24 at 11:00 a.m. Eastern Time to review first-quarter results.  Interested parties can listen by calling (877) 870-4263 (in the U.S.) or (412) 317-0790 (international) Participants should call in at least five minutes prior to the start of the call.  Participants can pre-register at http://dpregister.com/10043438  to receive a direct dial-in number for the call.  The call also will be accessible via live webcast at www.Brinks.com.  A replay of the call will be available through May 9, 2014, at (877) 344-7529 (in the U.S.) or (412) 317-0088 (international).  The conference number is 10043438.  A webcast replay will also be available at www.Brinks.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Non-GAAP and Adjusted Non-GAAP Results
Non-GAAP and Adjusted Non-GAAP results described in this press release are financial measures that are not required by or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the Non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly Non-GAAP tax rates so that the Non-GAAP tax rate in each of the quarters is equal to the full-year Non-GAAP tax rate.  The full year Non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The purpose of Adjusted Non-GAAP results is to report historical Non

GAAP financial information assuming that our Venezuelan operations had been remeasured using a rate of 50 bolivars to the U.S. dollar.

The Non-GAAP and Adjusted Non-GAAP information provides information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess the ongoing operations.  Non-GAAP and Adjusted Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
This release contains both historical and forward-looking information. Words such as "anticipates," "assumes," "estimates," "expects," "projects," "predicts," "intends," "plans," "believes," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in this release includes, but is not limited to, anticipated revenue, organic revenue growth, currency impact on revenue, segment margin, non-segment expense, interest expense, income tax rate, interest and other income, non-controlling interest expense, tax expense, capital expenditures, fixed asset acquisitions, and depreciation and amortization for 2014, and future profits from our Venezuela business. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:

•	continuing market volatility and commodity price fluctuations and their impact on the demand for our services,
•	our ability to continue profit growth in Latin America,
•	our ability to maintain or improve volumes at favorable pricing levels and increase cost efficiencies in the United States and Europe,
•	investments in information technology and value-added services and their impact on revenue and profit growth,
•	our ability to develop and implement solutions for our customers and gain market acceptance of those solutions,
•	our ability to maintain an effective IT infrastructure and safeguard confidential information,
•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions,

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates,
•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses,
•	changes in currency restrictions and in foreign exchange rates,
•	fluctuations in value of the Venezuelan bolivar,
•	regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages,
•	our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses,
•	our ability to integrate successfully recently acquired companies and improve their operating profit margins,
•	costs related to dispositions and market exits,
•	our ability to identify, evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets,
•	the willingness of our customers to absorb price increases and surcharges, including those related to fuel or labor costs,
•	our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers,
•	variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer,
•
our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs,

•	security threats worldwide and losses of customer valuables,
•	costs associated with the purchase and implementation of cash processing and security equipment,
•	employee and environmental liabilities in connection with our former coal operations, black lung claims incidence,
•	the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company's ongoing operations,

•
changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions,

•	the nature of our hedging relationships,
•	changes in estimates and assumptions underlying our critical accounting policies,
•	our ability to realize deferred tax assets,
•	the outcome of pending and future claims, litigation and administrative proceedings,
•	public perception of the Company's business and reputation,
•	access to the capital and credit markets,
•	seasonality, pricing and other competitive industry factors, and
•	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretations of existing regulations.

This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2013, and in our other public filings with the Securities and Exchange Commission. The forward-looking information included in this document is representative only as of the date of this document and The Brink's Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
Outlook Summary (Unaudited)
(In millions except as noted)

	GAAP		Non-GAAP
		2014		2014
	2013	Estimate	2013	Estimate

Organic revenue growth
Latin America	17%	21– 23%	17%	21– 23%
EMEA	2	0 – 2	2	0 – 2
North America	1	0 – 2	1	0 – 2
Asia Pacific	11	5 – 7	11	5 – 7
Total	8	8 – 10	8	8 – 10

Currency impact on revenue
Latin America	(9)%	(32) – (36)%	(9)%	(32) – (36)%
EMEA	2	1 – 3	2	1 – 3
North America	(1)	flat	(1)	flat
Asia Pacific	(5)	(1) – (3)	(5)	(1) – (3)
Total	(3)	(14) – (16)	(3)	(14) – (16)

Total revenues	$3,942	~3.7 billion	$3,942	~3.7 billion

Segment margin
Latin America(a)	8.7%	0 – (2.0)%	9.8%	7.0 – 9.0%
EMEA	6.9	6.0 – 8.0	6.9	6.0 – 8.0
North America(b)	0.5	1.5 – 2.5	1.8	2.5 – 3.5
Asia Pacific	11.5	9.5 – 11.5	12.2	9.5 – 11.5
Total	6.4	~3	7.2	~6.5

Non-segment expense:
General and administrative	$45	47	$45	47
Retirement plans(b)	41	19	-	-
Acquisition gains(c)	(3)	-	-	-
Royalty income	(2)	(2)	(2)	(2)
Non-segment expense	$81	64	$43	45

Effective income tax rate(a)	35%	100%+	33%	36% – 39%

Interest expense	$25	25 – 27	$25	25 – 27

Interest and other income (expense)	$2	1 – 2	$2	1 – 2

Net income (loss) attributable to
noncontrolling interests(a)	$24	(21) – (25)	$29	15 – 19

Fixed assets acquired:
Capital expenditures	$178	160 – 170	$178	160 – 170
Capital leases(d)	5	15	5	15
Total	$183	175 – 185	$183	175 – 185

Depreciation and amortization	$174	180 – 185	$174	180– 185

(a)	Remeasurement losses on net monetary assets in Venezuela (approximately $122 million in 2014 and $13 million in 2013) have been excluded from Non-GAAP and Adjusted Non-GAAP results.
(b)
Costs related to U.S. retirement plans have been excluded from Non-GAAP and Adjusted Non-GAAP results including $12 million in 2013 and $5 million in 2014 related to North America, and $41 million in 2013 and $19 million in 2014 related to Non-segment expense.

(c)	Acquisition gains and losses are excluded from Non-GAAP results.
(d)	Includes capital leases for newly acquired assets only.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Hypothetical Outlook Summary – Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar (Unaudited)
(In millions excepted as noted)

Full-Year 2014
Adjusted Non-GAAP
2014
Estimate

Organic revenue growth
Latin America		12 – 14%
EMEA		0 – 2
North America		0 – 2
Asia Pacific		5 – 7
Total		4 – 6

Currency impact on revenue
Latin America		(7) – (9)%
EMEA		1 – 3
North America		flat
Asia Pacific		(1) – (3)
Total		(2) – (4)

Total revenues	$	~3.6 billion

Segment margin
Latin America(a)		5.0 – 7.0%
EMEA		6.0 – 8.0
North America(b)		2.5 – 3.5
Asia Pacific		9.5 – 11.5
Total		~6

Non-segment expense:
General and administrative		$47
Royalty income		(2)
Non-segment expense(b)(c)		$45

Effective income tax rate(a)		40% – 43%

Interest expense		$25 – 27

Interest and other income (expense)		$1 – 2

Net income attributable to
noncontrolling interests(a)		$6 – 10

Fixed assets acquired:
Capital expenditures		$160 – 170
Capital leases(d)		15
Total		$175 – 185

Depreciation and amortization		$180– 185

Amounts may not add due to rounding.  See page 8 for notes.

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income (Loss) (Unaudited)
(In millions, except for per share amounts)

	First Quarter
	2014	2013

Revenues	$991.6	$950.5

Costs and expenses:
Cost of revenues	795.6	792.6
Selling, general and administrative expenses	145.4	131.9
Total costs and expenses	941.0	924.5
Other operating income (expense)	(123.1)	(8.7)

Operating profit (loss)	(72.5)	17.3

Interest expense	(5.8)	(5.9)
Interest and other income (expense)	(0.3)	0.6
Income (loss) from continuing operations before tax	(78.6)	12.0
Provision (benefit) for income taxes	9.0	5.4

Income (loss) from continuing operations	(87.6)	6.6

Income (loss) from discontinued operations, net of tax	(0.1)	(19.5)

Net income (loss)	(87.7)	(12.9)

Less net income (loss) attributable to noncontrolling interests	(29.2)	3.7

Net income (loss) attributable to Brink’s	$(58.5)	$(16.6)

Amounts attributable to Brink’s
Continuing operations	$(58.4)	$2.9
Discontinued operations	(0.1)	(19.5)

Net income (loss) attributable to Brink’s	$(58.5)	$(16.6)

Earnings (loss) per share attributable to Brink’s common shareholders(a):
Basic:
Continuing operations	$(1.19)	$0.06
Discontinued operations	-	(0.40)
Net income (loss)	$(1.20)	$(0.34)

Diluted:
Continuing operations	$(1.19)	$0.06
Discontinued operations	-	(0.40)
Net income (loss)	$(1.20)	$(0.34)

Weighted-average shares
Basic	48.9	48.6
Diluted	48.9	48.9

(a) Earnings per share may not add due to rounding.

The Brink’s Company and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)

	First Quarter
SELECTED CASH FLOW INFORMATION	2014	2013

Property and equipment acquired during the period
Capital expenditures
Latin America	$10.4	$18.4
EMEA	5.4	7.8
North America	7.6	6.3
Asia Pacific	0.9	0.9
Capital expenditures	24.3	33.4

Capital Leases(a)
Latin America	1.3	-
Capital leases	1.3	-

Total
Latin America	11.7	18.4
EMEA	5.4	7.8
North America	7.6	6.3
Asia Pacific	0.9	0.9
Total	$25.6	$33.4

Depreciation and amortization
Latin America	$16.1	$14.7
EMEA	11.3	11.3
North America	14.9	14.6
Asia Pacific	1.3	1.5
Depreciation and amortization	$43.6	$42.1

(a)
Represents the amount of property and equipment acquired using capital leases.  Since these assets are acquired without using cash, the acquisitions are not reflected in the consolidated cash flow statement.  Amounts are provided here to assist in the comparison of assets acquired in the current year versus prior years.

The Brink’s Company and subsidiaries
GAAP and Non-GAAP Results as Reported (Unaudited)
(In millions, except for per share amounts)

	2013					2014
	1Q	2Q	3Q	4Q	Full Year	1Q

	GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7	438.4
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2	991.6

Operating profit:
Latin America	$23.4	24.4	42.8	59.3	149.9	(74.8)
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	(2.0)	6.3	0.2	0.2	4.7	1.1
Asia Pacific	4.3	5.0	4.8	2.6	16.7	4.4
Segment operating profit (loss)	34.3	54.4	79.9	84.2	252.8	(54.5)
Non-segment	(17.0)	(21.6)	(20.7)	(21.8)	(81.1)	(18.0)
Operating profit (loss)	$17.3	32.8	59.2	62.4	171.7	(72.5)

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	13.2	29.8	26.0	71.9	(58.4)
Diluted EPS – continuing operations	0.06	0.27	0.61	0.53	1.47	(1.19)

	Non-GAAP Basis
Revenues:
Latin America	$412.9	413.6	423.8	470.4	1,720.7	438.4
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$950.5	969.9	982.4	1,039.4	3,942.2	991.6

Operating profit:
Latin America	$37.1	24.9	43.6	62.4	168.0	48.0
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	0.9	9.2	3.1	3.1	16.3	2.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6	4.4
Segment operating profit	50.9	57.8	83.6	91.1	283.4	69.5
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)	(13.2)
Operating profit	$43.3	46.4	72.3	78.8	240.8	56.3

Amounts attributable to Brink’s:
Income from continuing operations	$18.7	22.8	35.4	39.0	115.9	21.2
Diluted EPS – continuing operations	0.38	0.47	0.72	0.79	2.37	0.43

Amounts may not add due to rounding.  Non-GAAP results are reconciled to applicable GAAP results on pages 14 – 17.

The Brink’s Company and subsidiaries
Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar (Unaudited)
(In millions, except for per share amounts)

	2013					2014
	1Q	2Q	3Q	4Q	Full Year	1Q

	Non-GAAP Results Adjusted for Venezuelan Results at 50 Bolivars per U.S. Dollar
Revenues:
Latin America	$328.4	329.7	323.7	347.4	1,329.2	325.3
EMEA	277.8	293.4	301.2	305.9	1,178.3	298.0
North America	223.2	226.3	222.5	226.4	898.4	220.1
Asia Pacific	36.6	36.6	34.9	36.7	144.8	35.1
Revenues	$866.0	886.0	882.3	916.4	3,550.7	878.5

Operating profit:
Latin America	$17.6	14.8	21.7	39.1	93.2	18.2
EMEA	8.6	18.7	32.1	22.1	81.5	14.8
North America	0.9	9.2	3.1	3.1	16.3	2.3
Asia Pacific	4.3	5.0	4.8	3.5	17.6	4.4
Segment operating profit	31.4	47.7	61.7	67.8	208.6	39.7
Non-segment	(7.6)	(11.4)	(11.3)	(12.3)	(42.6)	(13.2)
Operating profit	$23.8	36.3	50.4	55.5	166.0	26.5

Amounts attributable to Brink’s:
Income from continuing operations	$9.2	16.1	22.8	27.8	75.9	10.6
Diluted EPS – continuing operations	0.19	0.33	0.46	0.57	1.55	0.22

Amounts may not add due to rounding.  Non-GAAP Results Adjusted for Venezuelan Results at 50 bolivars per U.S. dollar are reconciled to applicable GAAP results on pages 14 – 17.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(f) Results Reconciled to GAAP (Unaudited)
 (In millions, except for per share amounts)

	GAAP Basis	Net Monetary Asset Re-measurement Losses in Venezuela (a)	Employee Benefit Settlement Losses (b)	U.S. Retirement Plans (c)	Adjust Income Tax Rate (d)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (e)	Adjusted Non-GAAP Basis (f)

	First Quarter 2014
Revenues:
Latin America	$438.4	-	-	-	-	438.4	(113.1)	325.3
EMEA	298.0	-	-	-	-	298.0	-	298.0
North America	220.1	-	-	-	-	220.1	-	220.1
Asia Pacific	35.1	-	-	-	-	35.1	-	35.1
Revenues	$991.6	-	-	-	-	991.6	(113.1)	878.5

Operating profit:
Latin America	$(74.8)	121.9	0.9	-	-	48.0	(29.8)	18.2
EMEA	14.8	-	-	-	-	14.8	-	14.8
North America	1.1	-	-	1.2	-	2.3	-	2.3
Asia Pacific	4.4	-	-	-	-	4.4	-	4.4
Segment operating profit	(54.5)	121.9	0.9	1.2	-	69.5	(29.8)	39.7
Non-segment	(18.0)	-	-	4.8	-	(13.2)	-	(13.2)
Operating profit	$(72.5)	121.9	0.9	6.0	-	56.3	(29.8)	26.5

Amounts attributable to Brink’s:
Income from continuing operations	$(58.4)	74.0	0.6	3.8	1.2	21.2	(10.6)	10.6
Diluted EPS – continuing operations	(1.19)	1.51	0.01	0.08	0.02	0.43	(0.22)	0.22

(a)	To eliminate currency exchange losses related to Venezuela. See (e) below.
(b)	To eliminate employee benefit settlement losses in Mexico.
(c)	To eliminate expenses related to U.S. retirement plans.
(d)
To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year Non-GAAP effective income tax rate.  The midpoint of the estimated range of the full-year Non-GAAP effective tax rate for 2014 is 37.5%.

(e)
Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”).  The rate published for this process averaged 51 for the last 7 days in March 2014 and was 50 at March 31, 2014. This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s first quarter 2014 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.

(f)	Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	First Quarter 2013
Revenues:
Latin America	$412.9	-	-	-	-	-	412.9	(84.5)	328.4
EMEA	277.8	-	-	-	-	-	277.8	-	277.8
North America	223.2	-	-	-	-	-	223.2	-	223.2
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$950.5	-	-	-	-	-	950.5	(84.5)	866.0

Operating profit:
Latin America	$23.4	-	13.4	0.3	-	-	37.1	(19.5)	17.6
EMEA	8.6	-	-	-	-	-	8.6	-	8.6
North America	(2.0)	-	-	-	2.9	-	0.9	-	0.9
Asia Pacific	4.3	-	-	-	-	-	4.3	-	4.3
Segment operating profit	34.3	-	13.4	0.3	2.9	-	50.9	(19.5)	31.4
Non-segment	(17.0)	(1.1)	-	-	10.5	-	(7.6)	-	(7.6)
Operating profit	$17.3	(1.1)	13.4	0.3	13.4	-	43.3	(19.5)	23.8

Amounts attributable to Brink’s:
Income from continuing operations	$2.9	(1.1)	8.4	0.2	8.2	0.1	18.7	(9.5)	9.2
Diluted EPS – continuing operations	0.06	(0.02)	0.17	-	0.17	-	0.38	(0.19)	0.19

	Second Quarter 2013
Revenues:
Latin America	$413.6	-	-	-	-	-	413.6	(83.9)	329.7
EMEA	293.4	-	-	-	-	-	293.4	-	293.4
North America	226.3	-	-	-	-	-	226.3	-	226.3
Asia Pacific	36.6	-	-	-	-	-	36.6	-	36.6
Revenues	$969.9	-	-	-	-	-	969.9	(83.9)	886.0

Operating profit:
Latin America	$24.4	-	-	0.5	-	-	24.9	(10.1)	14.8
EMEA	18.7	-	-	-	-	-	18.7	-	18.7
North America	6.3	-	-	-	2.9	-	9.2	-	9.2
Asia Pacific	5.0	-	-	-	-	-	5.0	-	5.0
Segment operating profit	54.4	-	-	0.5	2.9	-	57.8	(10.1)	47.7
Non-segment	(21.6)	-	-	-	10.2	-	(11.4)	-	(11.4)
Operating profit	$32.8	-	-	0.5	13.1	-	46.4	(10.1)	36.3

Amounts attributable to Brink’s:
Income from continuing operations	$13.2	-	-	0.4	7.7	1.5	22.8	(6.7)	16.1
Diluted EPS – continuing operations	0.27	-	-	0.01	0.16	0.03	0.47	(0.14)	0.33

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Third Quarter 2013
Revenues:
Latin America	$423.8	-	-	-	-	-	423.8	(100.1)	323.7
EMEA	301.2	-	-	-	-	-	301.2	-	301.2
North America	222.5	-	-	-	-	-	222.5	-	222.5
Asia Pacific	34.9	-	-	-	-	-	34.9	-	34.9
Revenues	$982.4	-	-	-	-	-	982.4	(100.1)	882.3

Operating profit:
Latin America	$42.8	-	-	0.8	-	-	43.6	(21.9)	21.7
EMEA	32.1	-	-	-	-	-	32.1	-	32.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	4.8	-	-	-	-	-	4.8	-	4.8
Segment operating profit	79.9	-	-	0.8	2.9	-	83.6	(21.9)	61.7
Non-segment	(20.7)	(0.9)	-	-	10.3	-	(11.3)	-	(11.3)
Operating profit	$59.2	(0.9)	-	0.8	13.2	-	72.3	(21.9)	50.4

Amounts attributable to Brink’s:
Income from continuing operations	$29.8	(0.9)	-	0.6	7.7	(1.8)	35.4	(12.6)	22.8
Diluted EPS – continuing operations	0.61	(0.02)	-	0.01	0.16	(0.04)	0.72	(0.26)	0.46

	Fourth Quarter 2013
Revenues:
Latin America	$470.4	-	-	-	-	-	470.4	(123.0)	347.4
EMEA	305.9	-	-	-	-	-	305.9	-	305.9
North America	226.4	-	-	-	-	-	226.4	-	226.4
Asia Pacific	36.7	-	-	-	-	-	36.7	-	36.7
Revenues	$1,039.4	-	-	-	-	-	1,039.4	(123.0)	916.4

Operating profit:
Latin America	$59.3	2.2	-	0.9	-	-	62.4	(23.3)	39.1
EMEA	22.1	-	-	-	-	-	22.1	-	22.1
North America	0.2	-	-	-	2.9	-	3.1	-	3.1
Asia Pacific	2.6	0.9	-	-	-	-	3.5	-	3.5
Segment operating profit	84.2	3.1	-	0.9	2.9	-	91.1	(23.3)	67.8
Non-segment	(21.8)	(0.8)	-	-	10.3	-	(12.3)	-	(12.3)
Operating profit	$62.4	2.3	-	0.9	13.2	-	78.8	(23.3)	55.5

Amounts attributable to Brink’s:
Income from continuing operations	$26.0	4.0	-	0.6	8.2	0.2	39.0	(11.2)	27.8
Diluted EPS – continuing operations	0.53	0.08	-	0.01	0.17	-	0.79	(0.23)	0.57

See page 17 for notes.

The Brink’s Company and subsidiaries
Non-GAAP and Adjusted Non-GAAP(g) Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Net Monetary Asset Re-measurement Losses in Venezuela (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis	Adjust Venezuela to 50 Bolivars to the U.S. Dollar (f)	Adjusted Non-GAAP Basis (g)

	Full Year 2013
Revenues:
Latin America	$1,720.7	-	-	-	-	-	1,720.7	(391.5)	1,329.2
EMEA	1,178.3	-	-	-	-	-	1,178.3	-	1,178.3
North America	898.4	-	-	-	-	-	898.4	-	898.4
Asia Pacific	144.8	-	-	-	-	-	144.8	-	144.8
Revenues	$3,942.2	-	-	-	-	-	3,942.2	(391.5)	3,550.7

Operating profit:
Latin America	$149.9	2.2	13.4	2.5	-	-	168.0	(74.8)	93.2
EMEA	81.5	-	-	-	-	-	81.5	-	81.5
North America	4.7	-	-	-	11.6	-	16.3	-	16.3
Asia Pacific	16.7	0.9	-	-	-	-	17.6	-	17.6
Segment operating profit	252.8	3.1	13.4	2.5	11.6	-	283.4	(74.8)	208.6
Non-segment	(81.1)	(2.8)	-	-	41.3	-	(42.6)	-	(42.6)
Operating profit	$171.7	0.3	13.4	2.5	52.9	-	240.8	(74.8)	166.0

Amounts attributable to Brink’s:
Income from continuing operations	$71.9	2.0	8.4	1.8	31.8	-	115.9	(40.0)	75.9
Diluted EPS – continuing operations	1.47	0.04	0.17	0.04	0.65	-	2.37	(0.82)	1.55

(a)	To eliminate:
•
a $1.1 million adjustment in the first quarter of 2013 to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.

•	$1.7 million of adjustments in the third and fourth quarters of 2013 primarily related to the January 2013 acquisition of Rede Trel in Brazil.
•
$3.1 million in adjustments in the fourth quarter of 2013 related to the increase in a loss contingency assumed in the 2010 Mexico acquisition and the impairment of an intangible asset acquired in the 2009 India acquisition.

•	a $2.6 million tax adjustment related to the Belgium disposition.
(b)	To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivars to the U.S. dollar in February 2013.
(c)	To eliminate employee benefit settlement losses in Mexico.
(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To adjust effective income tax rate in the interim period to be equal to the full-year Non-GAAP effective income tax rate. The full-year Non-GAAP effective tax rate for 2013 is 33.3%.
(f)
Effective March 24, 2014, Brink’s began remeasuring its Venezuelan operating results using currency exchange rates reported under a newly established currency exchange process in Venezuela (the “SICAD II process”).  The rate published for this process averaged 51 for the last 7 days in March 2014 and was 50 at March 31, 2014. This adjustment reflects a hypothetical remeasurement of Brink’s Venezuela’s 2013 revenue and operating results using a rate of 50 bolivars to the U.S. dollar, which approximates the rate observed in the new SICAD II currency exchange process in March 2014.  Losses that would have been recognized in 2013 had Brink’s used a rate of 50 bolivars to the U.S. dollar to remeasure its net monetary assets have been excluded from this adjustment and the Adjusted Non-GAAP results.

(g)	Non-GAAP results adjusted for Venezuelan results at 50 bolivars per U.S. dollar.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Other Reconciliations to GAAP (Unaudited)
(In millions)

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO U.S. GAAP
	First Quarter
	2014	2013
Cash flows from operating activities – GAAP	$30.6	$3.3
Decrease (increase) in certain customer obligations(a)	(6.4)	(16.8)
Cash outflows (inflows) related to discontinued operations(b)	(1.0)	7.5

Cash flows from operating activities – Non-GAAP	$23.2	$(6.0)

(a)
To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our Cash Management Services operations.  The title to this cash transfers to us for a short period of time.  The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

(b)	To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of the Non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure Cash Management Service operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

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